SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

     [  ] Preliminary Proxy Statement

     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

     [ X]  Definitive Proxy Statement

     [  ] Definitive Additional Materials

     [ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       FIRST DELTAVISION, INC.
         (Name of Registrant as Specified in its Charter)

                               N/A
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required

     [  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

          1) Title of each class of securities to which transaction applies: N/A

          2)   Aggregate number of securities to which transaction applies:
N/A

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined: N/A

          4)   Proposed maximum aggregate value of transaction:  N/A

          5)   Total fee paid:  $0.

     [  ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:  $0.

          2)   Form, Schedule or Registration Statement No.:  N/A

          3)   Filing Party:  N/A

          4)   Date Filed:  N/A

                     FIRST DELTAVISION, INC.

                     9005 Cobble Canyon Lane
                       Sandy, Utah 84093
                          (801) 942-0555
                        __________________

                         PROXY STATEMENT
                        __________________


Purpose.
--------

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Deltavision, Inc., a Nevada corporation (the "Company"), to be voted at the special meeting of stockholders of the Company (the "Meeting"). The Meeting is to be held at 455 East 500 South, #205, Salt Lake City, Utah, on Friday, January 28, 2000, at 2:00 o'clock p.m., Mountain Standard Time. The accompanying Notice of Special Meeting of Stockholders, this Proxy Statement and the enclosed proxy are first being mailed to stockholders on or about January 17, 2000.

          The Company's Board of Directors has unanimously resolved to adopt the following resolution, which will also be submitted to the Company's stockholders at the Meeting:

          (a) To adopt, ratify and approve the Consultant Compensation Agreement No. 2 (the "Proposal") for the issuance of an aggregate of 100,000 shares of the Company's common stock to Leonard W. Burningham, Esq., the Company's legal counsel, and David C. Merrell, the Company's President, 50,000 shares to each, for services rendered to the Company related to the preparation of the June 30, 1999, 10-KSB Annual Report of the Company and its 10-QSB Quarterly Report for the quarter ended September 30, 1999.

          The cost of preparing, printing and mailing each of these documents and of the solicitation of proxies by the Company will be borne by the Company. Solicitation will be made by mail. The Company will request brokers, custodians, nominees and other like parties to forward copies of proxy materials to beneficial owners of the Company's $0.001 par value common stock (the "Common Stock") and will reimburse such parties for their reasonable and customary charges or expenses in this regard.

          THE BOARD OF DIRECTORS MAKES NO RECOMMENDATION ON THE AFOREMENTIONED PROPOSAL. MESSRS. MERRELL AND BURNINGHAM ARE ALREADY PRINCIPAL STOCKHOLDERS OF THE COMPANY, AND OWN A SUFFICIENT NUMBER OF SHARES OF THE OUTSTANDING VOTING SECURITIES OF THE COMPANY TO ENSURE ADOPTION OF THE PROPOSAL.

Record Date and Outstanding Shares.
-----------------------------------

          The Board of Directors has fixed January 6, 2000, as the record date for the determination of holders of Common Stock entitled to notice of and to vote at the Meeting. At the close of business on that date, there were 235,000 shares of Common Stock outstanding and entitled to vote. Holders of Common Stock will be entitled to one vote per share held.

Proxies and Revocability of Proxies.
------------------------------------

          The enclosed proxy is being solicited by the Board of Directors for use at the Meeting and any adjournments thereof and will not be voted at any other meeting. All proxies that are properly executed, received by the Company prior to or at the Meeting and not properly revoked will be voted at the Meeting or any adjournment thereof in accordance with the instructions given therein.

          Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. Proxies may be revoked by
(i) filing with the President of the Company, at or before the taking of the vote at the Meeting, a written notice of revocation bearing a later date than the date of the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the President of the Company before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute a revocation of a proxy). Any written notice revoking a proxy should be sent to First Deltavision, Inc., 9005 Cobble Canyon Lane, Sandy, Utah 84093, Attention:
David C. Merrell, President, or hand delivered to the President, at or before the taking of the vote at the Meeting.

Quorum and Voting.
------------------

          The presence in person or by proxy of a majority of the total number of outstanding shares of Common Stock entitled to vote at the Meeting is required to constitute a quorum for the transaction of business at the Meeting. Abstentions and broker non-votes will be considered represented at the Meeting for the purpose of determining a quorum. Messrs. Burningham and Merrell own sufficient shares to constitute a quorum.

          The shares represented by each proxy will be voted in accordance with the instructions given therein. Where no instructions are indicated, the proxy will be voted in favor of all matters to be voted on as set forth in the proxy and, at the discretion of the persons named in the proxy, on any other business that may properly come before the Meeting. No other matter is anticipated to be presented to the Meeting.

          Under applicable law, if a quorum is present at the Meeting, the plurality of votes cast in favor of the Proposal shall be sufficient to adopt, ratify and approve the Proposal.

Dissenters' Rights of Appraisal.
--------------------------------

          The Nevada Revised Statutes do not provide for dissenters' rights with respect to the Proposal.

       PROPOSAL -- ADOPTION OF CONSULTANT COMPENSATION AGREEMENT NO. 2

          RESOLVED, that the Company adopt, execute and deliver a written compensation agreement to be known as the "Consultant Compensation Agreement No. 2 (the "Plan")," a copy of which is attached hereto and incorporated herein by reference, to issue securities for the non-capital raising services on and as valued on the respective Counterpart Signature Pages for the signatures of the officer and the Consultant under the Plan, to-wit: David C. Merrell (50,000); and Leonard W. Burningham, Esq., (50,000).

          FURTHER, RESOLVED, that the offer, sale and issuance of such securities be made pursuant to an S-8 Registration Statement;

          FURTHER, RESOLVED, that David C. Merrell, President and a Director of the Company, be the Agent for all purposes under the Plan, until a successor President has been appointed or elected and qualified;

          FURTHER, RESOLVED, that the Company's principal executive office address be the address of the Company for all purposes under the Plan;

          FURTHER, RESOLVED, that such securities be deemed fully paid and non-assessable on their issuance in accordance with the terms and provisions of the Plan;

          FURTHER, RESOLVED, that Branden T. Burningham, Esq. be and he is hereby authorized to prepare such registration statement on behalf of the Company.

Interest of Certain Persons in Matters to be Acted Upon.
--------------------------------------------------------

          Except as indicated below, no director, executive officer, nominee to become such, or any associate of any of the foregoing persons, has any substantial interest, direct or indirect, by security holdings or otherwise, in the matters to be submitted to a vote of stockholders at the Meeting, which is not shared by all other stockholders, pro rata, and in accordance with their respective interests in the Company.

Voting Securities and Principal Holders Thereof.
-----------------------------------------------

         As of January 6, 2000, the Record Date for the determination of holders of the Company's Common Stock entitled to notice of and to vote at the Meeting and any adjournment thereof, a total of 235,000 shares of common stock were outstanding.

          The following table sets forth the share holdings of management and those persons who own more than five percent of the Company's common stock:

                              Positions             Number and Percentage
                                Held           of Shares Beneficially Owned

Name and Address

David C. Merrell              President             136,648   58.148%
9005 Cobble Canyon Lane       and Director
Sandy, Utah 84093

Todd D. Ross                  Secretary/              4,027    1.714%
38 South 1650 West            Treasurer and
Cedar City, Utah 84720        Director

Leonard W. Burningham, Esq.   Stockholder            29,050   12.361%
455 East 500 South, Suite #205
Salt Lake City, Utah 84111

TOTALS                                              169,725   72.223%


        Messrs. Merrell and Burningham collectively own 165,698 shares or 70.509% of the presently outstanding voting securities of the Company, and intend to vote in favor of the Proposal. No other votes are required or necessary.

Other Matters.
--------------

          The Board of Directors is not aware of any business other than the aforementioned Proposal that will be presented for consideration at the Meeting.


                                   BY ORDER OF THE BOARD OF DIRECTORS



January 6, 2000                    David C. Merrell
Salt Lake City, Utah               Chairman of the Board and Chief
                                   Executive Officer

                           APPENDIX "A"


                              PROXY
            FOR THE SPECIAL MEETING OF STOCKHOLDERS OF
                     FIRST DELTAVISION, INC.
             TO BE HELD FRIDAY, JANUARY 28, 2000

     By completing and returning this proxy to First Deltavision, Inc. (the "Company"), you will be designating David C. Merrell, the President of the Company, to vote all of your shares of the Company's Common Stock as indicated below.

     Please complete this proxy by clearly marking the appropriate column, filling out the stockholder information and dating below, and return to the Company in the enclosed self-addressed, envelope.

     Matters of business are as follows:

     PROPOSAL - ADOPTION OF CONSULTANT COMPENSATION AGREEMENT NO. 2. Shall the Consultant Compensation Agreement No. 2 be adopted, ratified and approved for the issuance of an aggregate of 100,000 shares to David C. Merrell and Leonard W. Burningham, Esq., 50,000 shares to each, for services rendered to the Company related to the preparation of the June 30, 1999, 10-KSB Annual Report of the Company and its 10-QSB Quarterly Report for the quarter ended September 30, 1999.

                  YES       NO        ABSTAIN

                  ____      ____      ____

     The undersigned hereby acknowledges receipt of the Company's Proxy Statement dated January 6, 2000, and expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented in this Proxy. (Please sign exactly as your name appears on your stock certificate(s). Joint owners should both sign. If signing in a representative capacity, give full titles and attach proof of authority unless already on file with the Company.)


Dated:  ____________, 2000              _________________________________
                                        Name of stockholder (Please print
                                        legibly)

Number of shares:  ____________         _________________________________
                                        Signature

     This proxy is being solicited by, and the above-referenced proposal is being proposed by, the Board of Directors of the Company. The proposal to be voted on is not related to or conditioned on the approval of any other matter. You may revoke this proxy at any time prior to the vote thereon.